IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT POLICY AND INVESTMENT OBJECTIVE

FOR VOYA INTERNATIONAL VALUE EQUITY FUND

VOYA MUTUAL FUNDS

Voya International Value Equity Fund

(“Fund”)

Supplement dated September 19, 2014

to the Fund’s Class A, Class B, Class C, Class I, and

Class W Prospectus dated February 28, 2014, as supplemented May 1, 2014; and

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Summary Prospectus dated February 28, 2014,

as supplemented May 1, 2014

(each a “Prospectus” and collectively “Prospectuses”)

On September 12, 2014 the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s name, investment objective, principal investment strategies, benchmark, and portfolio management team effective December 1, 2014.

Beginning on December 1, 2014, the Fund’s Prospectuses are hereby revised as follows:

1.              All references to “Voya International Value Equity Fund” are hereby deleted and replaced with “Voya Global Value Advantage Fund.”

2.              The section entitled “Investment Objective” of the summary section of the Fund’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth and current income.

3.              The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in the equity securities of companies located in a number of different countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants, and convertible securities. The Fund may invest without limit in countries with developing or emerging markets. The Fund does not limit its investments to companies in any particular market capitalization range.

The Fund may also invest in derivative instruments including futures or index futures to gain exposure to securities, security markets, market indices, or to seek to manage cash balances consistent with the Fund’s investment objectives and principal investment strategies.

The Fund may focus its investments in the financial services sector.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) seeks to construct an actively managed equity strategy designed to identify high quality dividend income securities focusing on both sustainability and growth of yield, as well as our proprietary fundamental research capabilities. The Sub Adviser seeks to construct a portfolio with a gross dividend yield that exceeds the average dividend yield of the companies in the MSCI All Country World IndexSM. The Sub-Adviser utilizes a valuation based screening process to assist in selection of companies according to criteria which include the following:

• an above average dividend yield and stability and growth of dividend; and

• companies which are profitable and have achieved an above average cash flow.

The Sub Adviser, from time to time, may select securities which do not meet all of these criteria. The Sub Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability and valuation characteristics.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

4.              The section entitled “Principal Risks” of the summary section of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Focus Investing. To the extent that the Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the

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Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

5.              The table and accompanying footnotes in the subsection entitled “Performance Information — Average Annual Total Returns” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

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Average Annual Total Returns% (1),(2)

(for the periods ended December 31, 2013)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes %	13.79	13.66	8.58	—	04/19/93
After tax on distributions %	13.47	13.01	8.24	—	—
After tax on distributions with sale %	8.31	11.06	7.07	—	—
MSCI ACW IndexSM (3),(4)%	22.80	14.92	7.17	—	—
MSCI EAFE® Index(3),(4)%	22.78	12.44	6.91	—	—
Class B before taxes %	14.82	13.91	8.44	—	05/31/95
MSCI ACW IndexSM (3),(4)%	22.80	14.92	7.17	—	—
MSCI EAFE® Index(3),(4)%	22.78	12.44	6.91	—	—
Class C before taxes %	18.85	14.16	8.44	—	04/19/93
MSCI ACW IndexSM (3),(4)%	22.80	14.92	7.17	—	—
MSCI EAFE® Index(3),(4)%	22.78	12.44	6.91	—	—
Class I before taxes %	21.05	15.36	N/A	8.55	09/06/06
MSCI ACW IndexSM (3),(4)%	22.80	14.92	N/A	5.00	—
MSCI EAFE® Index(3),(4)%	22.78	12.44	N/A	3.11	—
Class W before taxes %	21.02	N/A	N/A	10.53	06/01/09
MSCI ACW IndexSM (3),(4)%	22.80	N/A	N/A	13.39	—
MSCI EAFE® Index(3),(4)%	22.78	N/A	N/A	11.06	—

(1)         Prior to December 1, 2014, the Fund had a different investment objective and principal investment strategies.

(2)         Effective November 30, 2012, Voya Investment Management Co. LLC was appointed as the sub-adviser to the Fund along with changes to the Fund’s name and principal investment strategies. Performance prior to November 30, 2012 is attributable to a different sub-adviser.

(3)         On December 1, 2014, the Fund changed its primary benchmark from the MSCI EAFE® Index to the MSCI ACW Index because the MSCI ACW Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

(4)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

6.              The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi	Vincent Costa, CFA
Portfolio Manager (since 12/14)	Portfolio Manager (since 12/14)
Martin Jansen	David Rabinowitz
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
James Ying, CFA
Assistant Portfolio Manager (since 12/14)

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7.              The subsection entitled “Management of the Funds — Voya International Value Equity Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Voya Global Value Advantage Fund

The following individuals are jointly responsible for the day-to-day management of Voya Global Value Advantage Fund.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.

Vincent Costa, CFA, Portfolio Manager, and Head of the Portfolio Engineering Group responsible for overseeing portfolio construction, is responsible for leading the portfolio implementation effort for all equity index funds and enhanced index funds. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a senior portfolio manager, managing global index and enhanced index products.

Martin Jansen, Portfolio Manager, joined Voya IM in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to Voya IM.  Prior to joining Voya IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

David Rabinowitz, Portfolio Manager, also serves as Head of International Equity and Director of Equity Research. Mr. Rabinowitz joined Voya IM in January 2008. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

James Ying, CFA, Assistant Portfolio Manager and quantitative analyst for U.S. equities joined Voya IM in 2011. Prior to joining Voya IM, Mr. Ying was a quantitative analyst with Piedmont Investment Advisors from 2009 to 2011, Numeric Investors from 2006 to 2009, and Goldman Sachs Asset Management from 2000 to 2006.

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Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
12/01/14	Voya Global Advantage Fund*	No change
11/30/12	ING International Value Equity Fund	Voya Investment Management Co. LLC**
04/24/06	No change	Tradewinds Global Investors, LLC***
02/01/05	ING Global Value Choice Fund	NWQ Investment Management Company, LLC****
08/01/03	No change	Voya Investment Management Co. LLC*****
10/01/00	ING Worldwide Growth Fund	Voya Investments, LLC

*   Change resulted in a corresponding change to principal investment strategies.

**The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

***  The name of the Sub-Adviser changed.

**** The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

***** Voya Investments, LLC, the Fund’s investment adviser, directly managed the Fund until August 3, 2003, when Voya Investment Management Co. LLC began serving as the Fund’s Sub-Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT POLICY AND INVESTMENT OBJECTIVE

FOR VOYA INTERNATIONAL VALUE EQUITY FUND

VOYA MUTUAL FUNDS

Voya International Value Equity Fund

(“Fund”)

Supplement dated September 19, 2014

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Statement of Additional Information (“SAI”)

dated February 28, 2014

On September 12, 2014 the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s name, investment objective, principal investment strategies, benchmark, and portfolio management team effective December 1, 2014.

Beginning on December 1, 2014, the Fund’s SAI is hereby revised as follows:

1.              All references to “Voya International Value Equity Fund” and “International Value Equity Fund” are hereby deleted and replaced with “Voya Global Value Advantage Fund” and “Global Value Advantage Fund,” respectively.

2.              All references to Joseph Vultaggio as portfolio manager for Voya International Value Equity Fund are hereby deleted.

3.              The information with regards to Voya International Value Equity Fund in the table in the subsection entitled “History of the Trust — Fund Name Changes” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Fund	Former Names	Date of Change
Voya Global Value Advantage	Voya International Value Equity Fund	December 1, 2014
	ING International Value Equity Fund	May 1, 2014
	ING Global Value Choice Fund	November 14, 2012

4.              The table and footnotes in the section entitled “Supplemental Description of Fund Investments and Risk — Investments, Investment Strategies, and Risks” are hereby deleted in their entirety and replaced with the following:

Asset Class/Investment Technique(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate	Global Value Advantage
Equity Securities
Common Stocks	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X
Gold and Other Precious Metals(2)					X	X
Initial Public Offerings	X	X	X	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X
Private Funds	X		X	X	X	X		X
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X	X	X	X
Fixed-Income Securities(3)
Asset-Backed Securities	X	X	X	X	X	X		X
Banking Industry/Short-Term Investments(4)	X	X	X	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X	X	X	X
Credit-Linked Notes	X		X		X			X
Floating or Variable Rate Instruments	X	X	X	X	X	X	X	X
Government Trust Certificates	X		X		X			X
Guaranteed Investment Contracts	X		X	X	X			X
High-Yield Securities(5)	X	X	X	X	X	X		X
Industrial Development Bonds and Pollution Control Bonds	X		X		X			X
Mortgage-Related Securities	X	X	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X	X	X
Agency-Mortgage-Related Backed Securities	X		X	X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X	X	X	X
Government National Mortgage Association Certificates	X		X	X	X	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities(6)	X	X	X				X	X
Subordinated Mortgage Securities	X	X	X	X	X	X	X	X
Municipal Securities	X		X	X	X		X	X
Municipal Lease Obligations and Certificates of Participation	X		X		X			X
Short-Term Municipal Securities	X	X	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate	Global Value Advantage
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities	X	X	X	X	X	X	X	X
Foreign and Emerging Market Equity and Debt Investments
Foreign/Emerging Market Equity and Debt Investments(7)	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X	X	X	X
Foreign Bank Obligations(8)	X	X	X	X	X	X	X	X
Foreign Currency Exchange Transactions	X	X	X	X	X	X	X	X
Foreign Mortgage-Backed Securities	X	X	X		X		X	X
Sovereign Debt Instruments/Brady Bonds	X	X	X	X	X	X	X	X
Supranational Agencies(9)	X	X	X		X			X
Derivatives
Foreign Currency Futures Contracts(10)	X	X	X	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts(10)(11)(12)	X	X	X	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Instruments	X	X	X	X	X	X	X	X
Options(13)	X	X	X	X	X	X	X	X
Exchange-Traded/Over-the-Counter Options	X	X	X	X	X	X	X	X
Foreign Currency Options	X	X	X			X		X
Put and Call Options	X	X	X	X	X	X	X	X
Stock Index Options	X	X	X	X	X	X	X	X
Straddles	X	X	X	X	X	X	X	X
Put and Call Index Warrants(14)	X	X						X
Swaps Agreements and Options on Swap Agreements(15)	X	X	X	X	X	X	X	X
Synthetic Convertible Securities(16)	X	X	X	X	X	X	X	X
Warrants(14)	X	X	X	X	X	X	X	X
Other Investment Practices and Risk
Borrowing(17)	X	X	X	X	X	X	X	X
Portfolio Hedging(18)	X	X	X	X	X	X	X	X
Repurchase Agreements(19)	X	X	X	X	X	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements(7)	X	X	X	X	X		X	X

Asset Class/Investment Technique(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate	Global Value Advantage
Reverse Repurchase Agreements and Dollar Roll Transactions(20)	X	X	X	X	X	X	X	X
Securities Lending(21)	X	X	X	X	X	X	X	X
Short Sales (22)	X		X	X	X	X		X
To Be Announced Sale Commitments	X	X	X	X	X	X	X	X
When Issued Securities & Delayed- Delivery Transactions(23)	X	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Real Estate	International Small Cap	Multi-Manager International Equity	Russia
Equity Investments
Common Stocks	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Gold and Other Precious Metals(2)
Initial Public Offerings	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X
Other Investment Companies	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Private Funds	X			X
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X
Rights	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X
Fixed-Income Securities(3)
Asset-Backed Securities	X		X	X	X
Banking Industry/Short-Term Investments(4)	X	X	X	X	X
Corporate Debt Securities Instruments	X	X	X	X	X
Credit-Linked Notes	X			X
Floating or Variable Rate Instruments	X	X	X	X	X
Government Trust Certificates	X			X
Guaranteed Investment Contracts	X			X
High-Yield Securities(5)	X			X	X
Industrial Development Bonds and Pollution Control Bonds	X			X

Asset Class/Investment Technique(1)	International Core	International Real Estate	International Small Cap	Multi-Manager International Equity	Russia
Mortgage-Related Securities	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X
Agency-Mortgage-Related Backed Securities	X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X
Government National Mortgage Association Certificates	X	X	X	X	X
Interest/Principal Only Stripped Mortgage- Backed Securities(6)	X	X	X	X	X
Subordinated Mortgage Securities	X	X	X	X	X
Municipal Securities	X	X	X	X
Municipal Lease Obligations and Certificates of Participation	X			X
Short-Term Municipal Securities	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Bonds	X	X	X	X	X
Foreign and Emerging Market Investments
Foreign/Emerging Market Equity and Debt Investments(7)	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X
Foreign Bank Obligations(8)	X	X	X	X	X
Foreign Currency Exchange Transactions	X	X	X	X	X
Foreign Mortgage-Backed Securities	X	X	X	X
Sovereign Debt Instruments/Brady Bonds	X	X	X	X	X
Supranational Agencies(9)	X		X	X
Derivatives
Foreign Currency Futures Contracts(10)	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Real Estate	International Small Cap	Multi-Manager International Equity	Russia
Futures Contracts and Options on Futures Contracts(10)(11)(12)	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Instruments	X	X	X	X	X
Options(13)	X	X	X	X	X
Exchange-Traded/Over-the-Counter Options	X	X	X	X	X
Foreign Currency Options	X		X	X	X
Put and Call Options	X	X	X	X	X
Stock Index Options	X	X	X	X	X
Straddles	X	X	X	X	X
Put and Call Index Warrants(14)	X		X	X	X
Swap Agreements and Options on Swap Agreements(15)	X	X	X	X	X
Synthetic Convertible Securities(16)	X	X	X	X	X
Warrants(14)	X	X	X	X	X
Other Investment Practices and Risk
Borrowing(17)	X	X	X	X	X
Portfolio Hedging(18)	X	X	X	X	X
Repurchase Agreements(19)	X	X	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements(7)	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions(20)	X	X	X	X	X
Securities Lending(21)	X	X	X	X	X
Short Sales (22)	X		X	X	X
To Be Announced Sale Commitments	X	X	X	X	X
When Issued Securities & Delayed- Delivery Transactions(23)	X	X	X	X	X

(1)                           See each Fund’s Fundamental Investment Restrictions for further information.  The principal investment strategies contained in the Prospectuses may be modified by each Fund’s Fundamental Investment Restrictions.

(2)                           Global Opportunities Fund may invest up to 10% of net assets in gold bullion, silver, platinum, and other precious metals.

(3)                           Global Value Advantage Fund may only invest in fixed-income securities (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

(4)                           Except for Global Value Advantage Fund, each Fund’s investments in fixed-time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of the net assets of a Fund. Global Value Advantage Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

(5)                           Global Value Advantage Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody’s or, if unrated, considered by the adviser to be of comparable quality).

(6)                           Global Real Estate Fund may invest in, but will not actively trade, Stripped Mortgage-Backed Securities.

(7)                           No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. This restriction does not apply to Global Value Advantage Fund.

(8)                           Global Real Estate Fund will limit its investments to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.

(9)                           Global Natural Resources Fund may invest up to 10% of its net assets in securities of supranational agencies.  Other than for temporary and defensive or cash management purposes, Global Value Advantage Fund may invest up to 10% of its net assets in securities of supranational agencies.  These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

(10)                    A Fund will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. This restriction does not apply to Global Value Advantage Fund.

(11)                    A Fund may invest in futures contracts and options on futures contracts for hedging purposes.  With the exception of Global Bond Fund and Global Value Advantage Fund, generally no more than 25% of a Fund’s asset may be hedged.  A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets. For purposes other than hedging, Global Value Advantage Fund will invest no more than 5% of its assets in forward foreign currency exchange contracts, futures contracts and options on futures, foreign futures contracts and foreign options, options on securities and securities indices, straddles and swap transactions and options on swap transactions, with respect to the purchase or sale of put and call options on securities.  With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contract.

(12)                    Global Real Estate Fund may purchase and sell interest rate futures contracts as a hedge against changes in the interest rate.

(13)                    International Small Cap Fund may write covered call options and purchase put and call options on securities and stock indices for hedging purposes.  Global Natural Resources Fund may purchase put options on stocks and currencies, and may purchase put and call options on stock indices.  Russia Fund may purchase put and call options on securities, stocks indices, and currencies; may write put options on a covered basis; and may write call options on securities held by the Fund or which the Fund has the right to acquire without additional consideration.  Russia Fund will not enter into options in excess of 25% of the Fund’s total assets.  Global Real Estate Fund may purchase put and call options on securities and write covered put and call options on securities.  Global Real Estate Fund may also purchase and write spread options.  Global Real Estate Fund will purchase and write options only if a secondary market exists on an exchange or over-the-counter. Global Real Estate Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes.  Global Value Advantage Fund may only invest in forward currency options for the purposes of hedging.

(14)                    Limited to 5% of net assets for International Small Cap Fund.

(15)                    Global Value Advantage Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

(16)                    The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s Investors Services, Inc. or “A” or higher by Standard & Poor’s Ratings Services and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

(17)                    Russia Fund may borrow up to 5% of its total assets for temporary or emergency purposes and may borrow for the purpose of leverage, provided that asset coverage of 300% is maintained. Global Value Advantage Fund and International Small Cap Fund may each borrow up to 20% of their total assets for temporary, extraordinary or emergency purposes, provided that asset coverage of 300% is maintained.  Global Bond Fund, Global Real Estate Fund, and Global Natural Resources Fund may borrow up to 33 1/3% of their total assets for temporary or emergency purposes or for leverage provided that asset coverage of 300% is maintained.

(18)                    A Fund may invest in futures contracts and options on futures contracts for hedging purposes.  With the exception of Global Bond Fund, Global Value Advantage Fund, and International Core Fund, generally no more than 25% of a Fund’s assets may be hedged.  A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.  Global Natural Resources Fund and Russia Fund may enter into interest rate futures contracts.

(19)                    Global Natural Resources Fund, International Core Fund, and Multi-Manager International Equity Fund may enter into repurchase agreements with respect to any portfolio securities the Funds may acquire consistent with their investment objectives and policies, but they intend to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities.  Global Natural Resources Fund, International Core Fund, Multi-Manager International Equity Fund, and Russia Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

(20)                    Global Natural Resources Fund may enter into reverse repurchase agreements that, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets.

(21)                    In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% (except Global Value Advantage Fund and International Small Cap Fund which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the adviser or sub-adviser.  No lending may be made with any companies affiliated with the adviser or a sub-adviser.

(22)                    Global Opportunities Fund will not make short sales of securities, other than short sales against the box, in the manner otherwise permitted by the investment restrictions, policy and investment program of the Fund, as described in this SAI.  Global Value Advantage Fund may make short sales of ETFs for the purposes of hedging.

(23)                    A Fund will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives.  This restriction does not apply to Global Value Advantage Fund. A Fund will not purchase these securities if more than 15% of the Fund’s total assets would be segregated to cover such securities. This restriction does not apply to Global Natural Resources Fund and Global Value Advantage Fund.

5.              The subsection entitled “Portfolio Managers — International Value Equity Fund” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Voya Global Value Advantage Fund

Sub-Adviser: Voya IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each Portfolio Manager as of October 31, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher F. Corapi(1)	11	$17,176,954,549	29	$16,420,063,134	7	$861,060,746
Vincent Costa(1)	10	$10,583,356,672	2	$378,823,756	9	$1,516,849,850
Martin Jansen	5	$1,187,113,331	1	$47,997,584	3	$146,693,306
David Rabinowitz	4	$180,503,228	1	$47,997,584	0	$0
James Ying(1)	1	$183,499,237	0	$0	0	$0

(1)         As of August 31, 2014.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to this Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintains its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of: (i) fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the MSCI ACW Index for Mr. Corapi, Mr. Costa, Mr. Jansen, Mr. Rabinowitz, and Mr. Ying as portfolio managers for the Fund) and set performance goals to appropriately reflect requirements for the investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance-, 5% net cash flow - and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards.  All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio managers’ fixed base salary compensation exceeds a particular threshold, he may participate in Voya’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Christopher F. Corapi(1)	None
Vincent Costa(1)	$50,001 - $100,000
Martin Jansen	None
David Rabinowitz	None
James Ying(1)	None

(1)         As of August 31, 2014.

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